Exhibit 32.1

Certification Pursuant To

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Humphrey Hospitality Trust, Inc., on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George R. Whittemore, President and Chief Executive Officer of Humphrey Hospitality Trust, Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Humphrey Hospitality Trust, Inc. at the dates and for the periods indicated.

August 10, 2004	/s/ George R. Whittemore
George R. Whittemore President and Chief Executive Officer

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